                              SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           RIBI IMMUNOCHEM RESEARCH, INC.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No filing fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     4)   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     5)   Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offset fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ----------------------------------------------------------------------
     2)   Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
     3)   Filing Party:

          ----------------------------------------------------------------------
     4)   Date Filed:

          ----------------------------------------------------------------------

[LOGO]




                                   March 19, 1997



Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Ribi ImmunoChem Research, Inc., which will be held at 2:00 P.M. on April 30, 1997, at Hamilton City Hall/Community Center, 223 S. 2nd St., Hamilton, Montana. Your Board of Directors looks forward to greeting personally those stockholders able to attend.

     At the meeting, you will be asked to elect seven directors and approve and adopt a proposed Directors' Stock Option Plan. Whether or not you plan to attend, it is important that your shares are represented at the meeting. Accordingly, you are requested to promptly sign, date and mail the enclosed proxy in the envelope provided.

     Thank you for your consideration and continued support.

                                   Sincerely,

                                   /s/ Robert E. Ivy

                                   Robert E. Ivy
                                   Chief Executive Officer,
                                   President and Chairman

[LOGO]


                                        553 Old Corvallis Road
                                        Hamilton, Montana 59840



                      NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                              TO BE HELD APRIL 30, 1997



     The Annual Meeting of Stockholders of Ribi ImmunoChem Research, Inc., will be held on Wednesday, April 30, 1997, at 2:00 P.M., Mountain Daylight Time, at Hamilton City Hall/Community Center, 223 S. 2nd St., Hamilton, Montana, for the following purposes:

     1. To elect a board of seven directors to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified;

     2.  To approve and adopt a Directors' Stock Option Plan;

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Holders of common stock of record at the close of business on March 3, 1997, will be entitled to notice of, and to vote at, the annual meeting or any adjournment thereof.

     All stockholders are invited to attend the annual meeting in person. Those who do not expect to attend the annual meeting are urged to sign and date the enclosed proxy and return it promptly in the enclosed stamped envelope. Your proxy will not be used if you subsequently decide to attend the annual meeting and to vote your shares in person.


BY ORDER OF THE BOARD OF DIRECTORS
Ronald H. Kullick
Secretary
March 19, 1997

                           RIBI IMMUNOCHEM RESEARCH, INC.
                               553 Old Corvallis Road
                               Hamilton, Montana 59840

                                   PROXY STATEMENT

     This proxy statement is furnished in connection with the solicitation by the Board of Directors of Ribi ImmunoChem Research, Inc. (the "Company"), of proxies in the accompanying form to be voted at the Annual Meeting of Stockholders to be held in Hamilton, Montana, on April 30, 1997, or any adjournment thereof, for the purposes set forth in the preceding notice. This proxy statement and the enclosed proxy are being mailed to stockholders on or about March 19, 1997.

     Proxies will be voted in accordance with the directions specified thereon and otherwise in accordance with the judgment of the persons designated as proxies. Any proxy returned on which no direction is specified will be voted FOR all items. A stockholder may revoke his or her proxy at any time prior to the voting thereof by filing with the Secretary of the Company a later proxy or written notice of revocation, or by attending the meeting and voting in person.

                                    VOTING RIGHTS

     Stockholders of record as of the close of business on March 3, 1997, will be entitled to vote at the meeting. As of that date, there were 20,001,291 shares of common stock outstanding and entitled to vote. Each share of common stock entitles the holder to one vote on all matters presented at the meeting. A majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum. Abstentions and broker non-votes will be treated as present at the meeting for purposes of determining a quorum.
However, broker non-votes are not counted for purposes of determining the number of votes cast with respect to a particular proposal. In determining whether a proposal has been approved, abstentions are counted as votes against the proposal and broker non-votes are not counted as votes for or against the proposal. If a quorum is present, the proposed Directors' Stock Option Plan requires the affirmative vote of a majority of shares present in person or represented by proxy at the meeting and entitled to vote to become effective. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote thereon.

                                      Item No. 1
                                ELECTION OF DIRECTORS

     A board of seven directors will be elected at the meeting, each director to hold office until the next Annual Meeting of Stockholders or until his successor is elected and qualified. Unless authority to vote is withheld, shares represented by proxies will be voted in favor of the election as directors the nominees named below (or, in the event, which is not anticipated, that any such nominees should become unavailable, a substitute nominee). The nominees are all present members of the Board of Directors.

     Certain information concerning each nominee is set forth below:

                                                                 Director
                                                                  Since      Age
                                                                 --------    ---
John L. Cantrell, Ph.D.  . . . . . . . . . . . . . . . . . . .     1981       58
     Executive Vice President of the Company since 1981.

Philipp Gerhardt, Ph.D.  . . . . . . . . . . . . . . . . . . .     1985       75
     Professor (Emeritus since 1992), Department of Microbiology and Public Health, Michigan State University, since 1965;
     Adjunct Senior Scientist, Michigan Biotechnology Institute,
     since 1985.

Paul Goddard, Ph.D.  . . . . . . . . . . . . . . . . . . . . .     1996       47
     Chief Executive Officer and Chairman of the Board
     of Directors of Neurex Corporation and member of the Board of
     Directors of Molecular Devices Corp. and ONYX
     Pharmaceuticals, Inc.; all are biotechnology companies which do not compete with the Company.

Mark I. Greene, M.D., Ph.D., FRCP. . . . . . . . . . . . . . .     1995       48
     Director of the Division of Immunology, Department of
     Pathology, and Professor of Pathology, University of
     Pennsylvania School of Medicine, since 1986; Associate
     Director of the Division for Fundamental Research,
     University of Pennsylvania Cancer Center, since 1987;
     appointed the John Eckman Professor of Medical Science,
     University of Pennsylvania, in 1989.

Robert E. Ivy. . . . . . . . . . . . . . . . . . . . . . . . .     1987       63
     President and Chief Executive Officer of the Company since
     1987; Chairman of the Board of Directors of the Company
     since 1989; member of the Board of Directors and Chairman of the Finance Committee of St. Patrick Hospital, Missoula,
     Montana, since 1991; member of the Board of Directors
     of The International Heart Institute of Montana Foundation
     since 1995.

Thomas N. McGowen, Jr., J.D. . . . . . . . . . . . . . . . . .     1984       71
     Currently retired; director of various public and private
     companies for more than the past five years; currently a
     member of the Board of Directors of Federal Signal
     Corporation and Energy West Corporation.

Frederick B. Tossberg, M.B.A.  . . . . . . . . . . . . . . . .     1986       66
     Currently retired; formerly involved in finance
     and investments in industry and state government; director of various private entities for more than the past five years;
     currently Vice Chairman, Marcus Daly Memorial Hospital
     Corporation, Hamilton, Montana.


                  COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and any persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission and The Nasdaq Stock Market reports of ownership and changes in ownership of common stock of the Company. Officers, directors and greater than 10% stockholders are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that during 1996, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners, if any, were complied with.

                               COMMITTEES AND MEETINGS

     The standing committees of the Board of Directors include an Audit Committee and a Committee of Outside Directors. During 1996, the Board of Directors held seven meetings. Each incumbent director serving during 1996 attended more than 75% of all such meetings of the board and all meetings of committees of which he was a member. The Board of Directors does not have a nominating committee or any committee performing similar functions.

     The Audit Committee, which met twice in 1996, is comprised of Messrs. McGowen and Tossberg, neither of whom is an employee of the Company. The principal functions of the Audit Committee are to review the scope of the audit conducted by the Company's independent auditors; to review recommendations contained in any management letters from the Company's independent auditors and the methods by which such recommendations are to be implemented; to review the Company's internal accounting controls; to review any related-party transactions on an ongoing basis to determine potential conflict-of-interest situations; and to recommend to the Board of Directors the appointment of the Company's independent auditors.

     The Committee of Outside Directors was established to act upon all matters concerning stock options for directors and officers pursuant to the Company's 1986 and 1996 Stock Option Plans (as amended and restated) as adopted by the stockholders and to consider and make recommendations to the Board of Directors regarding compensation of executive officers, as well as to matters in which directors who are also Company employees may have a conflict of interest or be otherwise involved personally. Members of the Committee of Outside Directors are Messrs. Gerhardt, Goddard, Greene, McGowen and Tossberg. The Committee of Outside Directors held one meeting during 1996.

                PRINCIPAL STOCKHOLDERS AND MANAGEMENT'S STOCKHOLDINGS

     The following table sets forth the number of shares of the Company's outstanding common stock which were owned beneficially, as of March 3, 1997, by
(i) each person known by the Company to own more than 5% of the Company's outstanding common stock, (ii) each director of the Company, all of whom are also the nominees for election as directors, (iii) the chief executive officer of the Company, (iv) the four most highly compensated executive officers, other than the chief executive officer, whose total annual salary and bonus exceeded $100,000 in 1996, and (v) all directors and executive officers of the Company as a group.


                                                    Amount      Percent
                                                  Beneficially    of
                   Name or Group                    Owned (1)   Class
                   -------------                  ------------  -------

SmithKline Beecham plc. . . . . . . . . . . . .   2,754,056(2)    13.2%
Amerindo Investment Advisors, Inc . . . . . . .   1,925,000(3)     9.6%
Weiss, Peck & Greer . . . . . . . . . . . . . .   1,654,151(4)     8.3%
Delphi Asset Management . . . . . . . . . . . .   1,004,000(5)     5.0%
Robert E. Ivy . . . . . . . . . . . . . . . . .     272,000(6)     1.3%
Ronald H. Kullick, R.Ph., J.D.  . . . . . . . .      71,000(7)      *
Frederick B. Tossberg, M.B.A. . . . . . . . . .      61,287(8)      *
John L. Cantrell, Ph.D. . . . . . . . . . . . .      55,000(9)      *
Thomas N. McGowen, Jr., J.D.  . . . . . . . . .      50,610(10)     *
Lonnie L. Bookbinder, Ph.D., M.B.A. . . . . . .      47,000(9)      *
Charles E. Richardson, Ph.D.  . . . . . . . . .      45,600(9)      *
Paul Goddard, Ph.D. . . . . . . . . . . . . . .      17,000(11)     *
Mark I. Greene, M.D., Ph.D., FRCP . . . . . . .      17,000(11)     *
Philipp Gerhardt, Ph.D. . . . . . . . . . . . .      15,000(12)     *
All directors and executive officers as a group
(13 persons). . . . . . . . . . . . . . . . . .     778,119(13)    3.8%
------------
*Less than 1% of the outstanding shares of the Company.

     (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to warrants or options held by that person that are currently exercisable or exercisable within 60 days of March 3, 1997, are deemed outstanding. Such shares, however, are not deemed outstanding for purposes of computing the percentage ownership of each other person. To the Company's knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person's name.

     (2) SmithKline Beecham Biologicals ("SBB"), Rue de l'Institut 89 B-1330, Rixensart, Belgium, owns 1,103,448 shares and has warrants, which were exercisable on March 3, 1997, to purchase 500,000 additional shares. SBB also has the option to purchase additional shares of the Company's common stock for up to $2,000,000 at market price. Based on the stock's market price on March 3, 1997, SBB could purchase up to 400,000 additional shares, which are included in the total above.
          S.R. One, Limited, Bay Colony Executive Park, 565 E. Swedesford Road, Suite 315, Wayne, Pennsylvania 19087, owns 750,608 shares. Both companies are subsidiaries of SmithKline Beecham plc.

     (3) Based on a Schedule 13G dated January 11, 1996, Amerindo Investment Advisors, Inc., a California corporation, whose principal executive offices are located at One Embarcadero Center, Suite 2300, San Francisco, CA 94111, ("Amerindo") and Amerindo Investment Advisors, Inc., a Panama corporation, whose principal executive offices are located at Edificio Sucre, Calle 48 Este, Bella Vista, Apartado 6277, Panama 5, Panama,("Amerindo-Panama") have shared voting and dispositive power with respect to 1,925,000 shares. Amerindo is registered as an investment adviser under Section 203 of the Investment Advisers Act of 1940, as amended. Messrs. Alberto W. Vilar and Gary A. Tanaka are sole stockholders and directors of each of the entities. Each person expressly disaffirms membership in any group under Rule

                                          4


          13d-5 under the Securities Exchange Act of 1934, as amended, or otherwise. The shares are held for the discretionary accounts of certain clients. Amerindo, Amerindo-Panama and Messrs. Vilar and Tanaka disclaim beneficial ownership of all such shares.

     (4) Based on a Schedule 13G dated January 31, 1997, Weiss, Peck & Greer, L.L.C. ("WPG"), a broker or dealer registered under Section 15 of the Securities Exchange Act of 1934 and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, as amended, One New York Plaza, New York, NY 10004, has shared voting and dispositive power with respect to 1,654,151 shares as of December 31, 1996. The shares are held for the discretionary accounts of certain clients. WPG disclaims beneficial ownership of all such shares.

     (5) Based on a Schedule 13G dated February 13, 1997, Delphi Asset Management ("Delphi"), an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, as amended, 485 Madison Avenue, New York, NY 10022, has sole voting power with respect to 865,000 shares and sole dispositive power with respect to 1,004,000 shares as of December 31, 1996.

     (6) Represents 272,000 shares for which options were exercisable on March 3, 1997, or within 60 days thereafter. Does not include 2,185 shares owned of record and beneficially by Mr. Ivy's wife. Mr. Ivy disclaims beneficial ownership of such 2,185 shares.

     (7) Represents 71,000 shares for which options were exercisable on March 3, 1997, or within 60 days thereafter.

     (8) Includes 49,919 shares for which options were exercisable on March 3, 1997, or within 60 days thereafter.

     (9) Includes 45,000 shares for which options were exercisable on March 3, 1997, or within 60 days thereafter.

     (10) Includes 40,351 shares for which options were exercisable on March 3, 1997, or within 60 days thereafter.

     (11) Includes 15,000 shares for which options were exercisable on March 3, 1997, or within 60 days thereafter.

     (12) Represents 15,000 shares for which options were exercisable on March 3, 1997, or within 60 days thereafter. Does not include 27,682 shares owned by Dr. Gerhardt's wife. Dr. Gerhardt disclaims beneficial ownership of such shares.

     (13) Includes 738,370 shares for which options were exercisable on March 3, 1997, or within 60 days thereafter.


                               EXECUTIVE COMPENSATION

     The following tables set forth information regarding executive compensation for the Company's Chief Executive Officer, President and Chairman and its four most highly compensated executive officers who earned more than $100,000 in salary and bonus in 1996 for services performed in all capacities for the Company ("the Named Executive Officers").

                           Summary Compensation Table
                  Years Ended December 31, 1996, 1995 and 1994


                                                          Long-term
                                                        Compensation-
                                                          Awards
                                      Annual            -------------
                                   Compensation         Securities
Name and                        ------------------      Underlying         All Other
Principal Position        Year  Salary       Bonus      Options (#)      Compensation
------------------        ----  ------       -----      -------------    ------------
Robert E. Ivy(1)          1996  $251,500   $25,000         65,000           $9,424(2)
Chief Executive           1995   237,500    25,000         65,000            9,034
Officer,                  1994   222,500                                     9,078
President and
Chairman

Lonnie L. Bookbinder      1996   140,269                                     2,525(3)
Ph.D., M.B.A.             1995   136,788                   25,000            1,247
Vice President-
Director of Corporate
Development

Ronald H. Kullick         1996   111,626                   15,000            1,674(3)
R.Ph., J.D.               1995   107,055                                     1,606
Vice President-Legal      1994    99,311    15,000                           1,488
Counsel and Secretary

Charles E. Richardson     1996   111,049                                     1,999(3)
Ph.D., Vice President-    1995   105,404                                     1,897
Pharmaceutical
Discovery

John L. Cantrell, Ph.D.   1996   105,156                   25,000            1,893(3)
Executive Vice President
-----------

     (1) The Company has an employment contract with Mr. Ivy which currently provides for an annual salary of $258,000 with associated executive benefits. The agreement may be terminated by the Company by giving notice one year prior to the expiration of the contract, which otherwise automatically extends for one-year periods. If the agreement is terminated by the Company other than for "cause," or by Mr. Ivy following his failure to be elected as a director of the Company or his removal as Chief Executive Officer, President and Chairman, Mr. Ivy will continue to receive his salary until the expiration of the agreement. The Board of Directors reviews Mr. Ivy's salary annually and may adjust it.

     (2) During 1996 the Company provided supplemental long-term disability insurance for Mr. Ivy at a cost of $5,032 and a term life insurance policy on which the Company is not a beneficiary at a cost of $1,542. The Company also contributed $2,850 for Mr. Ivy's account in a 401(k) savings plan.

     (3)  During 1996 the Company contributed $2,525, $1,674, $1,999 and $1,893 for the account of Messrs. Bookbinder, Kullick, Richardson and Cantrell, respectively, in a 401(k) savings plan.


                                           Stock Option Grants
                                      Year Ended December 31, 1996

                                     Individual Grants(1)
                           -----------------------------------------
                                         % of                                Potential
                                         Total                          Realizable Value at
                            Number of    Stock                            Assumed Annual
                           Securities   Options                         Rates of Stock Price
                             Under-    Granted to                         Appreciation for
                             lying     Employees   Exercise  Expira-   10 Year Option Term(2)
                            Options    in Fiscal  Price Per    tion    -----------------------
    Name                    Granted      Year       Share      Date       5%            10%
    ----                   ---------   ---------  ---------  -------   --------       --------
Robert E. Ivy                65,000      23.0       $4.75    4-24-06   $194,171       $492,068
Ronald H. Kullick            15,000       5.3        4.00    7-24-06     37,734         95,625
John L. Cantrell             25,000       8.8        4.00    7-24-06     62,889        159,374

----------

     (1) Of the stock options reported above, 20% are exercisable on the grant date and an additional 20% are exercisable on each anniversary of the grant date such that 100% are exercisable four years from the grant date. The exercise price is equal to the market value of the stock on the grant date.

     (2) The potential realizable value is calculated based on the term of the option at its time of grant (ten years). It is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually for the entire term of the option, and that the option is exercised and sold on the last day of its term for the appreciated stock price. Such values do not include consideration of income tax consequences.



                                      Aggregated Stock Option Exercises
                                      and Year End Stock Option Values
                                        Year Ended December 31, 1996


                                                Number of Securities      Value of
                                                    Underlying        Unexercised In-the-
                                                Unexercised Options   Money Options(1)(2)
                   Number of                    -------------------  --------------------
                   Shares Acquired   Value                  Unexer-               Unexer-
Name               on Exercise       Realized   Exercisable cisable  Exercisable  cisable
----               ---------------   --------   ----------- -------  -----------  -------
Robert E. Ivy            -              -       226,600     110,400  $ 45,375    $ 2,437
Lonnie L. Bookbinder     -              -        40,000      35,000      -           -
Ronald H. Kullick        -              -        63,000      20,000     4,500        -
Charles E. Richardson    -              -        38,800       6,200     1,875        -
John L. Cantrell         -              -        40,000      25,000      -           -

--------------

     (1) Value is based on the closing price of the Company's stock on December 31, 1996, which was $3.88, less the option exercise price.

     (2)  The values presented do not include income tax consequences.


                Report by the Committee of Outside Directors
                          on Executive Compensation

     The philosophy of the Company with respect to executive compensation is to offer competitive compensation opportunities which are based upon an individual's performance and contribution toward the attainment of Company and personal goals.

     At the present time, the Company's executive officers receive compensation in the form of base salary and long-term incentive compensation through the grant of stock options. Occasionally, they may receive cash bonuses for unusual or extraordinary accomplishments. They are also eligible to participate in an employee savings plan under Section 401(k) of the Internal Revenue Code. This plan covers substantially all full-time employees. The Company matches 30% of employee contributions up to 6% of compensation. In addition, the Company provides health, term life and disability insurance for employees who are actively employed.

     The Committee of Outside Directors (the "Committee") of the Board of Directors is responsible for administering executive officer compensation. The Committee is comprised of non-employee directors who are not eligible to participate in any of the compensation plans it administers. The Committee reviews compensation annually, usually during the first quarter of the fiscal year for executives other than the Chief Executive Officer. The Committee reviews with the Chief Executive Officer a compensation proposal prepared by the Chief Executive Officer with the assistance of the Company's Human Resources staff. The compensation proposal is based upon an objective performance evaluation measuring past performance as well as defined expected future contributions. Other factors taken into account include compensation information of peer group companies, national surveys and the financial condition of the Company. The proposal is then submitted to the full Board of Directors for ratification. Stock option grants, if any, are administered solely by the Committee.

     The Committee also assesses the performance of the Chief Executive Officer, usually in the second quarter of the fiscal year, against previously set goals and objectives and reviews with the Chief Executive Officer future goals and objectives. Based upon this evaluation, and further considering peer group and national survey compensation data, as well as the financial status of the Company, the Committee determines what it believes to be appropriate compensation and submits its proposal for ratification by the Board of Directors. Stock option grants, if any, are administered solely by the Committee.

     Effective July 1, 1996, Mr. Ivy's annual base salary was increased from $245,000 to $258,000. Effective April 24, 1996, Mr. Ivy was awarded a cash bonus of $25,000 and options to purchase 65,000 shares of common stock of the Company under the Company's stock option program. The increase in salary, bonus and stock option award was done in recognition of his substantial achievements made in the previous year. Special achievements were noted in achieving research and drug development goals such as enabling the preparation for filing in 1997 applications to market MELACINE melanoma theraccine in North America and Europe, as well as signing additional product license and supply agreements, all of which are moving the Company toward the goal of achieving profitability. In addition, pursuant to the Company's employment agreement with Mr. Ivy, he received an automobile allowance of $5,400, a term life insurance policy at a cost of $1,542 and a supplemental long-term disability insurance policy at a cost of $5,032. The Company is not a beneficiary on either insurance policy.

     The Company is required to disclose its policy regarding qualifying executive compensation for deductibility under Section 162(m) of the Internal Revenue Code of 1986, as amended, which provides that, for purposes of the regular income tax and the alternative minimum tax, the otherwise allowable deduction for compensation paid or accrued with respect to a covered employee of a publicly owned corporation is limited to no more than $1 million per year. It is not expected that the compensation to be paid to the Company's executive officers for fiscal 1997 will exceed the $1 million limit per officer. The Company's 1996 Stock Option Plan (the "Plan") is structured so that any compensation deemed paid to an executive officer when he exercises an outstanding option under the Plan, with an exercise price equal to the fair market value of the option shares on the grant date, will qualify as performance-based compensation which will not be subject to the $1 million limitation.

                         The Committee of Outside Directors
                         April 1996

                         Frederick B. Tossberg, Chairman and Secretary Philipp Gerhardt
                         Mark I. Greene
                         Thomas N. McGowen, Jr.

                 Stockholder Return Performance Presentation

     Set forth below is a five-year line graph comparing the yearly percentage change in the cumulative total stockholder return on the Company's common stock with the cumulative total return for The Nasdaq Stock Market (U.S. Companies) and the Nasdaq Pharmaceutical Stocks. The graph assumes that the value of the investment in the Company's common stock and each index was $100 on December 31, 1991, and all dividends, if any, were reinvested.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                          COMPARISON OF FIVE-YEAR TOTAL RETURN


                              Five Years Ended December 31, 1996
                         --------------------------------------------
                         1991    1992    1993    1994    1995    1996
                         ----    ----    ----    ----    ----    ----
Ribi ImmunoChem
  Research, Inc.          100     112     112      51      72      46

Nasdaq Stock Market -
  Total Return (U.S.
  Companies)              100     116     134     131     185     227

Nasdaq Stock Market -
  Pharmaceutical Stocks   100      83      74      56     102     102


                           DIRECTORS' COMPENSATION

     In 1996 each director who is not an employee of the Company was paid $6,000 per year plus $500 for each day on which the director attended meetings and was reimbursed for travel expenses. Additionally, directors who perform extraordinary services are entitled to compensation at the rate of $125 per hour. None of the directors were paid for extraordinary services in 1996.

     The Company's 1996 Stock Option Plan provides for the issuance of discounted stock options to certain directors. This plan allows for the issuance of nonqualified stock options with an exercise price which is 20% below the market price of the Company's common stock on the grant date. The discounted stock options may be awarded to directors who are not employees of the Company who elect to receive the discounted stock options rather than cash for all or a portion of their director fees. The directors are required to make the voluntary election at least six months prior to the beginning of each calendar year. The number of options to be granted is determined by dividing the amount of the foregone cash compensation by the amount of the per share price discount on the grant date. Such options are granted at the end of each calendar quarter and are fully vested on the grant date. The options, which expire if not exercised within ten years from the grant date, are exercisable after a six-month period following the grant date. For the year 1996 in lieu of cash compensation, Mr. Tossberg was granted options to purchase 9,568 shares at an average price of $3.34 per share.

     Additionally, in 1996 the directors adopted, subject to stockholder approval, the 1996 Directors' Stock Option Plan (the "Plan") for directors who are not employees of the Company. The Plan provides for the grant of nonqualified options to purchase a maximum of 210,000 shares of common stock. Each director who is not an employee was granted options to purchase 30,000 shares on the later of the date the Plan was adopted or on the date they first became a director. In addition, immediately following each annual meeting of the Company's stockholders, each director who is not an employee who continues as an outside director after the meeting will be granted options to purchase 500 common shares. The exercise price of the options is the market price on the date of grant. The options vest and can be exercised at the rate of 50% on the date of grant and 25% on each anniversary of the grant date. The options expire if not exercised within ten years of the grant date. During 1996, options to purchase 150,000 shares were granted under the Plan with an exercise price of $4.00 per share. Adoption of the Plan and the right to exercise options granted under the Plan is contingent upon stockholder approval; thus, none of the options have been exercised.


                                 Item No. 2
               APPROVAL OF THE RIBI IMMUNOCHEM RESEARCH, INC.
                      1996 DIRECTORS' STOCK OPTION PLAN

     The Board of Directors ("Board") has proposed and is unanimously recommending approval of the adoption of a new stock option plan known as the "Ribi ImmunoChem Research, Inc. 1996 Directors' Stock Option Plan" (the "Plan"). The Plan was adopted by the Board on July 24, 1996, subject to approval by the stockholders. The Plan provides for the grant of options to purchase common stock to directors who are not employees of the Company. The Plan was adopted to enable the Company to attract the best available individuals to serve as members of the Board of Directors and to encourage their continued service on the Board. Additionally, the Board believes that it is important to establish ownership in the Company as is accomplished with employees, including directors who are employees, who are granted stock options under an employee stock option plan. The Board believes that the Plan will constitute an important incentive to directors of the Company.

     The Plan provides for the grant of stock options which are not intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended. Such nonqualified stock options are herein referred to as "Options."

     The full text of the Plan as adopted by the Board appears as Appendix A included in this Proxy Statement. The essential features of the Plan are summarized below, but such summary is qualified in its entirety by the full text of the Plan.

     A total of 210,000 shares of the Company's common stock, whether authorized but unissued shares or treasury shares, will be available for issuance upon the exercise of Options granted under the Plan. The total number of shares available under the Plan, the number of shares subject to outstanding Options and the exercise price per share of Options will be subject to adjustment upon the occurrence of stock dividends (in excess of 2 percent), re-incorporation, reorganization, recapitalization, merger, consolidation, stock split, combination or exchange of stock, or other similar change in the capital structure of the Company in order to preserve but not increase the benefits to an optionee. If any Option under the Plan terminates or expires, the shares allocable to the unexercised portion of the Option will again be available for purposes of the Plan. If stock which was acquired upon exercise of an Option is subsequently repurchased by the Company, such stock will not be available for future grant under the Plan.

     The fair market value of the Company's common stock on March 3, 1997, as determined by the closing price reported by The Nasdaq Stock Market, was $5.00 per share. The maximum number of shares which may be offered upon exercise of Options under the Plan constitutes approximately 1% of the common stock outstanding on the record date.

     Options under the Plan will be granted only to directors who are not employees ("Outside Directors"). At March 3, 1997, there were five Outside Directors. All grants are automatic and nondiscretionary and will be made strictly in accordance with the provisions of the Plan. Under the Plan, an Option to purchase 30,000 shares of stock was granted to each Outside Director, subject to stockholder approval, on the date the Plan was approved by the Board and to other Outside Directors when they first became or become an Outside Director. In addition, immediately following each annual meeting of the Company's stockholders, each Outside Director who continues as an Outside Director following the meeting will be granted an Option to purchase 500 shares of common stock. These subsequent grants will be made as of the date of the annual stockholders' meeting. In the event that a sufficient number of shares of stock is not available under the Plan, the remaining shares will be prorated based upon the number of shares each Outside Director was entitled to receive under the Plan. Any further grants of Options will be deferred until such time as additional shares become available for grant under the Plan. The Board will have the authority at any time to make additional shares available for grant under the Plan, subject to obtaining stockholder approval. Any grant of an Option made before the Company has obtained stockholder approval of the Plan and any grant of an Option made after amendment of the Plan, which requires stockholder approval, will be conditioned upon obtaining such approval.

     The Company cannot now determine the number of Options which will be granted in the future under the Plan. However, in 1996, subject to stockholder approval, Options were granted to Outside Directors as shown in the following table. In the event that stockholder approval is not obtained, all Options previously granted will terminate.


                                                                Weighted Average
                                   Options      % of Total       Exercise Price
       Identity of Group           Granted    Options Granted     Per Share
------------------------------     -------    ---------------   ----------------
Non-executive officer directors
  as a group                       150,000         100             $4.00




Administration of the Plan

     The Plan is intended to be self-executing pursuant to the terms set out in the Plan. However, any questions concerning the interpretation or execution of the Plan will be decided by the Board. The Board will have the authority to authorize any person to execute on behalf of the Company any agreements or other documents in connection with grants of Options under the Plan and to make all other determinations deemed necessary.

Terms and Conditions

     Each Option granted pursuant to the Plan will be evidenced by a written stock option agreement which will contain the terms and conditions of the Option. The exercise price per share will be 100% of the fair market value of the stock on the date of grant. Fifty percent (50%) of each Option granted will vest and become exercisable on the date of grant and the balance will vest and become exercisable at the rate of 25% of the total on each anniversary of the grant date, such that the Option will be fully vested and exercisable two years after its date of grant. However, no portion of the Option will vest on an anniversary of the grant date if the Outside Director does not continue as an Outside Director immediately following such anniversary. Each Option will expire in 10 years if not exercised. Options may be granted under the Plan at any time on or before the tenth anniversary of the date of adoption of the Plan by the Board.

     An Outside Director can exercise Options by giving the Secretary of the Company written notice of exercise, specifying the number of shares to be acquired upon exercise. The notice will be accompanied by an amount equal to the exercise price of the shares in: (1) cash or check, (2) a form prescribed by the Board of an irrevocable direction to a securities broker approved by the Board to sell shares of stock and deliver all or a portion of the proceeds to the Company in payment for the stock, or (3) shares of stock owned by the Optionee. The Company may require the Optionee, under certain conditions, to provide written assurance that the shares are being purchased for investment and not with a view to distribution. Upon delivery of the notice and appropriate payment, the Company will authorize the transfer agent of the Company to issue a stock certificate to the Optionee for the number of shares of stock acquired.
No stock will be sold under the Plan until the Optionee has made arrangements acceptable to the Board for the satisfaction of applicable federal, state and local income and employment tax withholding obligations. Until the shares are issued, the Optionee has no right to vote or to receive dividends or to exercise any other rights as a stockholder. In the event of a change in control of the Company, all outstanding Options will become immediately vested and exercisable.

     To the extent required by Rule 16b-3 of the Securities Exchange Act of 1934, as amended,("Exchange Act") no Option may be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. If Rule 16b-3 is amended after the date of the Board's adoption of the Plan to permit broader transferability of Options, the Options will be transferable to the fullest extent permitted by the Rule.

     The terms and conditions of Options granted to persons subject to Section 16 of the Exchange Act will comply with applicable provisions of Rule 16b-3.
The Plan and Options granted under the Plan will be deemed to contain additional conditions and restrictions as may be required for the Plan to qualify as a "formula plan" under Rule 16b-3, as it applies to the Company, and to qualify for the maximum exemptions from Section 16 of the Exchange Act with respect to transactions pursuant to the Plan.

     During the term of the Plan, the Company will reserve and keep available the number of shares of stock as will be sufficient to satisfy the requirements of the Plan.

Amendments and Termination

     The Board may amend the Plan from time to time in such respects as the Board deems advisable. However, the Company will obtain approval by the Company's stockholders to amend the Plan to the extent and in the manner required by Rule 16b-3 or any other applicable law or regulation. Notwithstanding the foregoing, the provisions governing the grant and terms of the Options will not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or any applicable rules and regulations thereunder. The Board, without further approval of the stockholders, may at any time terminate or suspend the Plan. Generally, any such termination or suspension of the Plan will not affect Options already granted under the Plan and such Options will remain in full force and effect as if the Plan had not been terminated or suspended.

Federal Income Tax Consequences

     The following is a general discussion of the federal tax treatment for nonqualified stock options. There will be no federal income tax consequences to the Optionee or the Company when a nonqualified Option is granted, provided the Option does not have a readily ascertainable fair market value. The Company believes that the Options granted under the Plan will not have such a value at the date of grant.

     Upon the exercise of a nonqualified Option, the Optionee will realize ordinary income equal to the fair market value of the stock on the date of exercise less the exercise price. The Company will be entitled to a deduction equal to the Optionee's ordinary income and is required to withhold taxes on this amount.

     An Optionee will realize capital gain or loss upon any subsequent sale or disposition of stock equal to the amount received less the fair market value of the stock on the date the Option is exercised. The capital gain or loss will be long-term if the stock has been held for more than one year. Otherwise, it will be a short-term gain or loss.

      Since all Optionees will be Outside Directors of the Company, the following additional rules apply to Optionees who are (i) subject to the insider trading rules of Section 16(b) of the Exchange Act; and (ii) who exercise the Option less than six months after the date on which the Option is granted:

     (1) Such an Optionee will not realize ordinary income until six months after the date the Option is granted, unless an election under Section 83(b) of the Code is made. If this election is not made, the amount of ordinary income will be the excess of the stock's fair market value at the later date less the exercise price.

     (2) If such an Optionee makes a Section 83(b) election, ordinary income is calculated as if the insider trading rules did not apply. The Section 83(b) election must be made within 30 days after the Option is exercised.

     (3) The holding period for determining the amount of capital gain or loss realized upon sale of the stock will not begin to run until six months after the date the Option is granted, unless the Section 83(b) election is made.

     Generally no gain or loss will be realized on previously acquired stock used in payment upon exercise of a nonqualified Option. The acquisition date of the payment stock is substituted as the capital gain holding period commencement date for an equal number of new shares. Any additional stock acquired upon exercise will use the exercise date as the capital gain holding period commencement date.

     The tax basis of the payment stock will be substituted as the tax basis of an equal number of shares acquired upon exercise of the Option. The tax basis of additional shares acquired upon exercise will be equal to the total taxable income realized by the employee or director plus any cash paid.

     If the payment shares were acquired through the exercise of incentive stock options, as defined in Section 422 of the Code, and the stock has not been held for the statutory holding period, no gain or loss is realized on the payment shares. Instead, an equal number of new shares acquired upon exercise of the Option assumes the payment shares' tax characteristics. If the new shares are held for the balance of the payment stock's statutory holding period, any gain or disposition (sale proceeds less the payment share's original exercise price) will be long-term capital gain.

           The Board of Directors recommends a vote "FOR" Item 2.
           ------------------------------------------------------


              RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     KPMG Peat Marwick LLP, the Company's independent auditors since October 1981, have not yet been selected by the Board of Directors to serve in that capacity in 1997, pending recommendation from the Company's Audit Committee. No change is anticipated in the Company's independent auditors. The report of KPMG Peat Marwick LLP with respect to the Company's financial statements appears in the Company's annual report for the year ended December 31, 1996. Representatives of KPMG Peat Marwick LLP will be present at the annual meeting and will have the opportunity to make a statement if they so desire. They will also be available to respond to appropriate questions.

                            STOCKHOLDER PROPOSALS

     Appropriate proposals by stockholders intended to be presented at the 1998 annual meeting must be received by the Company on or before November 19, 1997, in order for such proposals to be included in the proxy statement and form of proxy of the Company for the 1998 annual meeting.

                                OTHER MATTERS

     The Company's annual report for the fiscal year ended December 31, 1996, is enclosed with this proxy statement.

     The Company knows of no other business which will come before the annual meeting. If any other business is properly presented to the annual meeting, the persons named in the proxy will vote thereon in accordance with their best judgment.

                         COST OF PROXY SOLICITATION

     The cost of solicitation of the enclosed proxy will be borne by the Company. In addition to solicitation by mail, solicitations may be made by directors, officers, employees and consultants of the Company personally or by telephone or other means of communication. The Company will reimburse brokers, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in sending proxy material to beneficial owners.


BY ORDER OF THE BOARD OF DIRECTORS
Ronald H. Kullick
Secretary
March 19, 1997

                                      Appendix A

                            Ribi ImmunoChem Research, Inc.
                         1996 Directors' Stock Option Plan



     1.   Establishment and Purpose.
          -------------------------

     (a) There is hereby adopted by the Company, the Ribi ImmunoChem Research, Inc. 1996 Directors' Stock Option Plan. The Plan is intended to provide a means whereby eligible members of the Board may be given an opportunity to purchase shares of Stock pursuant to options which are not intended to qualify as incentive stock options under Section 422 of the Code.

     (b) The purpose of the Plan is to enable the Company to attract the best available individuals to serve as members of the Board, to provide additional performance incentives to such individuals while serving as directors, and to encourage their continued service on the Board.

     2.   Definitions.
          -----------

     As used herein, the following definitions shall apply:

     (a) "Affiliate" shall mean any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f) of the Code (but substituting "the Company" for "employer corporation"), including parents or subsidiaries of the Company that become such after adoption of the Plan.

     (b)  "Board" shall mean the Board of Directors of the Company.

     (c)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (d) "Company" shall mean Ribi ImmunoChem Research, Inc., a Delaware corporation.

     (e)  "Director" shall mean a member of the Board.

     (f) "Employee" shall mean any person, including officers and Directors, who is an employee of the Company, or any Affiliate of the Company, for purposes of tax withholding under the Code. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

     (g) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (h) "Fair Market Value" means, as of any date, the value of the Stock determined as follows:

          (i) Where there exists a public market for the Stock, the Fair Market Value shall be the closing sales price for a share of Stock for the trading day on which the options are granted ("Grant Date") (or, if no sales were reported on that date, on the last trading date on which sales were reported) on the NASDAQ National Market or the principal securities exchange on which the Stock is listed for trading, whichever is applicable, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

          (ii) In the absence of an established market of the type described in
(i), above, for the Stock, the Fair Market Value thereof shall be determined in good faith by the Board, and such determination shall be conclusive and binding on all persons.

     (i) "Option" shall mean an option to purchase shares of Stock granted pursuant to the Plan.

     (j)  "Optionee" shall mean an Outside Director who receives an Option.

     (k)  "Outside Director" shall mean a Director who is not an Employee.

     (l) "Plan" shall mean the Ribi ImmunoChem Research, Inc. 1996 Directors' Stock Option Plan.

     (m) "Rule 16b-3" shall mean Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

     (n)  "Securities Act" shall mean the Securities Act of 1933, as amended.

     (o) "Stock" shall mean the Common Stock, par value $.001 per share, of the Company.

     3.   Stock Subject to the Plan.
          -------------------------

     Subject to the provisions of Section 13 of the Plan, the maximum number of shares of Stock which may be made subject to Options and sold under the Plan is two hundred ten thousand (210,000) shares of Stock. If an Option expires or becomes unexercisable for any reason and has not been exercised in full, the Stock subject to such Option shall be available for future grant under the Plan. If Stock which was acquired upon exercise of an Option is subsequently repurchased by the Company, such Stock shall not be available for future grant under the Plan.

     4.   Administration of the Plan.
          --------------------------

     (a) The Plan is intended to be self-executing pursuant to the terms hereof, however, any questions concerning the interpretation or execution of the Plan or grants hereunder shall be decided by the Board. All decisions, determinations and interpretations of the Board shall be final and binding on all holders of any Options granted under the Plan.

     (b) Subject to the provisions and restrictions of the Plan, the Board shall have the authority to authorize any person to execute on behalf of the Company any agreements or other documents in connection with grants of Options under the Plan and to make all other determinations deemed necessary or advisable for the implementation of the Plan.

     5.   Option Grants.
          -------------

     (a) All grants of Options hereunder shall be automatic and nondiscretionary and shall be made strictly in accordance with the provisions of this Section 5. No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of shares of Stock to be covered by Options granted to Outside Directors, the timing of such Option grants or the exercise price thereof.

     (b) An Option to purchase thirty thousand (30,000) shares of Stock shall be granted ("Initial Grant") to each Outside Director, such Initial Grant to be made (i) to the then-existing Outside Directors upon approval of the Plan by the Board ("Approval Date") and (ii) to other Outside Directors elected or appointed to the Board after the Approval Date upon the date each such Outside Director first becomes an Outside Director following the Approval Date. In addition, immediately following each annual meeting of the Company's stockholders, each Outside Director who continues as an Outside Director following such annual meeting shall be granted an Option to purchase five hundred (500) shares of Stock ("Subsequent Grant"). Each such Subsequent Grant shall be made as of the date of the annual stockholders' meeting in question.

     (c)  Limitations.
          -----------

          (i) Notwithstanding the provisions of Section 5(b), above, in the event that a sufficient number of shares of Stock is not available under the Plan, the remaining shares shall be prorated based upon the number of shares each Outside Director was entitled to receive under the Plan. Any further grants of Options shall then be deferred until such time that additional shares become available for grant under the Plan. The Board shall have the authority at any time to make additional shares available for grant under the Plan, subject to obtaining stockholder approval of such increase to the extent required under Section 14(a), below.

          (ii) Notwithstanding the provisions of Sections 5(b), above, any grant of an Option made before the Company has obtained stockholder approval of the Plan and any grant of an Option made after amendment of the Plan where such amendment of the Plan requires stockholder approval under Section 14(a), below, shall be conditioned upon obtaining such stockholder approval.

     6.   Terms and Conditions of Options.
          -------------------------------

     (a) Each Option granted pursuant to the Plan shall be evidenced by a written stock option agreement in the form attached hereto as Exhibit A ("Directors' NonQualified Stock Option Agreement") executed by the Company and the Outside Director.

     (b) The exercise price per share shall be 100% of the Fair Market Value per share of Stock on the date of grant of the Option, subject to adjustment to the extent provided in Section 13, below.

     (c) Each Initial Grant and Subsequent Grant shall be vested and exercisable as to fifty percent (50%) of the total number of the shares of Stock covered by the Option on the date of grant and the balance shall vest and become exercisable at the rate of twenty-five percent (25%) of the total number of shares of Stock covered by the Option on each anniversary of the date of grant, beginning on the first anniversary of the date of grant such that the Option will be fully vested and exercisable two (2) years after its date of grant; provided, however, that no portion of the Option shall vest on an anniversary of the date of grant if the Outside Director does not continue as an Outside Director immediately following such anniversary.

     (d) The term of each Option shall be ten (10) years from the date of grant, unless a shorter period is required to comply with any applicable law, in which case such shorter period shall apply.

     7.   Eligibility.
          -----------

     Options may be granted only to Outside Directors. The Plan shall not confer upon any Outside Director any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights that the Director or the Company may have to terminate his or her directorship at any time.

     8.   Term of Plan; Effective Date.
          ----------------------------

     The Plan shall become effective upon its adoption by the Board. Options may be granted under the Plan at any time on or before the tenth anniversary of the date of adoption of the Plan.

     9.   Payment Upon Exercise.
          ---------------------

     Payment of the exercise price upon exercise of any Option shall be made
(i) by cash or check; (ii) by delivery on a form prescribed by the Board of an irrevocable direction to a securities broker approved by the Board to sell shares and deliver all or a portion of the proceeds to the Company in payment for the Stock; (iii) with shares of Stock owned by the Optionee; or (iv) any combination of the foregoing.

     10.  Withholding Taxes.
          -----------------

     No Stock shall be sold under the Plan to any individual until the individual has made arrangements acceptable to the Board for the satisfaction of applicable federal, state, and local income and employment tax withholding obligations.

     11.  Exercise of Option.
          ------------------

     (a) An Option shall be deemed to be exercised when notice of such exercise has been given to the Company in accordance with the terms of the Directors' Nonqualified Stock Option Agreement by the person entitled to exercise the Option and full payment for the Stock has been received by the Company. An Option may not be exercised for a fraction of a share of Stock.

     (b) Notwithstanding the exercise of the Option, until the issuance (as evidenced by the appropriate entry on the books of a duly authorized transfer agent of the Company) of the certificate evidencing such Stock, no right to vote or to receive dividends or to exercise any other rights as a stockholder shall exist with respect to the Stock. A stock certificate for the number of shares of Stock so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right if the record date is prior to the date the stock certificate is issued.

     (c) In event of a Change in Control of the Company, all outstanding Options shall become immediately vested and exercisable. For purposes of this subsection, a Change in Control shall be deemed to occur upon:

          (i) the first purchase of Stock pursuant to a tender offer or exchange offer (other than an offer made by the Company) for all or part of the Stock;

          (ii) a third person, including a "group" as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner of Shares of the Company having 25% or more of the total number of votes that may be cast for the election of Directors;

          (iii) on any date on which the persons who were the Directors of the Company ninety (90) days prior to such date no longer constitute a majority of the Board of Directors of the Company or any successor to the Company;

          (iv) approval by the Company's stockholders of a merger or consolidation in which the Company will not survive as an independent publicly owned corporation; or

          (v) approval by the Company's stockholders of the sale or disposition of all or substantially all of the assets of the Company.

     12.  Nontransferability of Options.
          -----------------------------

     To the extent required by Rule 16b-3, no Option may be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution; provided, that if Rule 16b-3 is amended after the date of the Board's adoption of the Plan to permit broader transferability of Options under Rule 16b-3, the Options granted hereunder shall be transferable to the fullest extent permitted by Rule 16b-3 as so amended. In the event of any Rule 16b-3 permitted transfer of an Option hereunder, the transferee shall be entitled to exercise the Option in the same manner and only to the same extent as the Optionee (or his personal representative or the persons who would have acquired the right to exercise the Option by bequest or intestate succession) would have been entitled to exercise the Option had the Option not been transferred.

     13.  Adjustment Upon Changes in Capitalization.
          -----------------------------------------

     In the event that the number of outstanding shares of Stock of the Company is changed by a merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend (in excess of two percent (2%)), stock split, or similar change in the capital structure of the Company without consideration, the number of shares of Stock available under the Plan, the number of shares of Stock deliverable in connection with any Option and the exercise price per share of such Options shall be proportionately adjusted, subject to any required action by the Board or stockholders of the Company and compliance with applicable securities laws; provided, however, that fractional shares shall be rounded to the nearest whole share.

     14.  Amendment and Termination of the Plan.
          -------------------------------------

     (a) The Board may amend the Plan from time to time in such respects as the Board may deem advisable; provided, however, that to the extent necessary to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain approval by the Company's stockholders to amend the Plan to the extent and in the manner required by such law or regulation. Notwithstanding the foregoing, the provisions set forth in sections 5 and 6 of the Plan (and any other sections of the Plan that affect the formula award terms required to be specified in the Plan by Rule 16b-3) shall not be amended more than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or any applicable rules and regulations thereunder.

     (b) The Board, without further approval of the stockholders, may at any time terminate or suspend the Plan. Except as otherwise provided herein, any such termination or suspension of the Plan shall not affect Options already granted hereunder and such Options shall remain in full force and effect as if the Plan had not been terminated or suspended.

     15.  Conditions Upon Issuance of Stock.
          ---------------------------------

     (a) Stock shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Stock pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     (b) As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Stock is being purchased only for investment and without any present intention to sell or distribute such Stock, if, in the opinion of counsel for the Company, such a representation is required by any provisions of applicable law.

     (c) Inability of the Company to obtain authority from any regulatory body having jurisdictional authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any Stock hereunder shall relieve the Company of any liability for failure to issue or sell such Stock.

     16.  Reservation of Stock.
          --------------------

     The Company, during the term of the Plan, will at all times reserve and keep available such number of shares of Stock as shall be sufficient to satisfy the requirements of the Plan.

     17.  Stockholder Approval.
          --------------------

     Continuance of the Plan shall be subject to approval by the stockholders at the next annual stockholder's meeting that occurs after the date the Plan is adopted by the Board. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any stock exchange upon which the Stock is listed. In the event that such stockholder approval is not obtained, all Options previously granted hereunder shall terminate.

     18.  Additional Restrictions of Rule 16b-3.
          -------------------------------------

     The terms and conditions of Options granted hereunder to persons subject to
Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. The Plan and the Options granted hereunder shall be deemed to contain such additional conditions and restrictions as may be required for the Plan to qualify as a "formula plan" under Rule 16b-3, as then applicable to the Company, and to qualify for the maximum exemptions from Section 16 of the Exchange Act with respect to transactions pursuant to the Plan.

                                      Exhibit A

                            RIBI IMMUNOCHEM RESEARCH, INC.

                    DIRECTORS' NONQUALIFIED STOCK OPTION AGREEMENT

     This agreement (the "Agreement") is made as of __________, 199__ (the "Grant Date") between Ribi ImmunoChem Research, Inc. (the "Company") and ___________________________("Optionee").

                                     WITNESSETH:

     WHEREAS, the Company has adopted the Ribi ImmunoChem Research, Inc. 1996 Directors' Stock Option Plan (the "Plan"), which Plan is incorporated in this Agreement by reference and made a part of it (capitalized terms shall have the meaning ascribed to them in the Plan);

     WHEREAS, the Plan provides for option grants to Outside Directors of the Company;

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties to this Agreement hereby agree as follows:

     1. OPTION GRANT. The Company hereby grants to Optionee the right and option to purchase from the Company on the terms and conditions hereinafter set forth, all or any part of an aggregate of _______________ (_________) shares of the Common Stock of the Company (the "Stock"). The exercise price of the Stock subject to this option shall be $_________ per share, which price is the per share Fair Market Value as of the Grant Date. This grant is an Initial Grant under the Plan.

     2. OPTION PERIOD. This option shall be exercisable only during the Option Period, and during such Option Period, the exercisability of the option shall be subject to the limitations of paragraph 3 and the vesting provisions of paragraph 4. The Option Period shall commence on the Grant Date and, except as provided in paragraph 3, shall end on the Terminal Date which shall be ten (10) years from the Grant Date.

     3. LIMITS ON OPTION PERIOD. The Option period may end before the Terminal Date, as follows:

     (a) If Optionee ceases to be a Director for any reason other than disability (within the meaning of subparagraph (c), below) or death during the Option Period, the Option Period shall terminate three (3) months after the date Optionee ceases to be a Director or on the Terminal Date, whichever shall first occur, and the option shall be exercisable only to the extent exercisable under paragraph 4 on the date Optionee ceases to be a Director.

     (b) If Optionee dies while serving on the Board or within three (3) months of the date the Optionee ceases to be a Director, the Option Period shall end one (1) year after the date of death or on the Terminal Date, whichever shall first occur, and Optionee's executor or administrator or the person or persons to whom Optionee's rights under this option shall pass by will or by the applicable laws of descent and distribution may exercise this option only to the extent exercisable under paragraph 4 on the date of Optionee's death.

     (c) If Optionee ceases to be a Director by reason of disability, as defined below, the Option Period shall end one (1) year after the date Optionee ceases to be a Director or on the Terminal Date, whichever shall first occur, and this option shall be exercisable only to the extent exercisable under paragraph 4 on the date Optionee ceases to be a Director. For purposes of this subparagraph (c), an individual is disabled if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. An individual shall not be considered to be disabled unless he furnishes proof of the existence thereof in such form and manner, and at such time, as the Board may require.

     4. VESTING OF RIGHT TO EXERCISE OPTIONS. This option will be vested and exercisable as to fifty percent (50%) of the total number of shares of Stock covered by the option on the Grant Date and the balance shall vest and become exercisable at the rate of twenty-five percent (25%) of the total number of shares of Stock covered by the option on each anniversary of the Grant Date, beginning on the first anniversary of the Grant Date such that the option will be fully vested and exercisable two (2) years after the Grant Date; provided, however, that no portion of the option shall vest on an anniversary of the Grant Date if the Optionee does not continue as a Director immediately following such anniversary. No partial exercise of this option may be for less than five percent (5%) of the total number of shares then available under this option to purchase shares of Stock. In no event shall the Company be required to issue fractional shares. Notwithstanding the foregoing, all options granted under this Agreement shall be subject to the provisions of Subsection 11(c) of the Plan (relating to the acceleration of vesting upon the occurrence of a Change in Control).

     5. METHOD OF EXERCISE. Optionee may exercise the option with respect to all or any part of the shares of Stock then subject to such exercise as follows:

     (a) By giving the Secretary of the Company written notice of such exercise, specifying the number of such shares as to which this option is exercised. Such notice shall be accompanied by an amount equal to the exercise price of such shares, in the form of any one or combination of the following:
(1) cash or check; (2) by delivery on a form prescribed by the Board of an irrevocable direction to a securities broker approved by the Board to sell shares of Stock and deliver all or a portion of the proceeds to the Company in payment for the Stock; or (3) with shares of Stock owned by Optionee.

     (b) If required by the Company, Optionee shall give the Company satisfactory assurance in writing, signed by Optionee or Optionee's legal representative, as the case may be, that such shares are being purchased for investment and not with a view to the distribution thereof, provided that such assurance shall be deemed inapplicable to (1) any sale of such shares by such Optionee made in accordance with the terms of a registration statement covering such sale, which has heretofore been (or may hereafter be) filed and become effective under the Securities Act of 1933, as amended, and with respect to which no stop order suspending the effectiveness thereof has been issued, and
(2) any other sale of such shares with respect to which, in the opinion of counsel of the Company, such assurance is not required to be given in order to comply with the provisions of the Securities Act of 1933, as amended.

     (c) As soon as practicable after receipt of the notice required in paragraph 5(a) and satisfaction of the conditions set forth in paragraph 5(b), the Company shall, without transfer or issue tax and without other incidental expense to Optionee, deliver to Optionee at the office of the Company, at 553 Old Corvallis Road, Hamilton, Montana 59840, attention of the Corporate Secretary, or such other place as may be mutually acceptable to the Company and Optionee, a certificate or certificates of such shares of Stock; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with applicable registration requirements under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, any applicable listing requirements of any securities exchange upon which the Stock may then be listed, and requirements under any other law or regulation applicable to the issuance or transfer of such shares.

     6. CHANGES IN CAPITALIZATION. If there should be any change in a class of Stock subject to this option, through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend (in excess of two percent [2%]) or other change in the capital structure of the Company without consideration, the Company shall make appropriate adjustments in order to preserve, but not to increase, the benefits to Optionee including adjustments of the number and kind of shares of such Stock subject to this option and of the price per share. Any adjustment made pursuant to this paragraph 6 as a consequence of a change in the capital structure of the Company shall not entitle Optionee to acquire a number of shares of such Stock of the Company or shares of stock of any successor company greater than the number of shares Optionee would receive if, prior to such change, Optionee had actually held a number of shares of such Stock equal to the number of shares subject to this option; provided, however, that fractional shares shall be rounded to the nearest whole share.

     7. LIMITATIONS ON TRANSFER. To the extent required by Rule 16b-3 of the Securities Exchange Act of 1934, this option shall not be transferable by Optionee other than by operation of law or by will or by the laws of descent or distribution; provided that, if Rule 16b-3 is amended after the Board's adoption of the Plan to permit greater transferability of an option, the option hereunder shall be transferable to the fullest extent provided by Rule 16b-3 as so amended. In the event of any Rule 16b-3 permitted transfer of the option, the transferee shall be entitled to exercise the option in the same manner and only to the same extent as Optionee (or his personal representative or the person who would have acquired the right to exercise the option by bequest or intestate succession) would have been entitled to exercise the option had the option not been transferred.

     8. NO STOCKHOLDER RIGHTS. Neither Optionee nor any person entitled to exercise Optionee's rights shall have any of the rights of a stockholder with respect to the shares of Stock subject to this option except to the extent the certificates for such shares shall have been issued upon the exercise of this option.

     9. NOTICE. Any notice required to be given under the terms of this Agreement shall be addressed to the Company in care of its Secretary at the office of the Company at 553 Old Corvallis Road, Hamilton, Montana 59840, and any notice to be given to Optionee shall be addressed to Optionee at the address given by Optionee beneath Optionee's signature to this Agreement, or such other address as either party to this Agreement may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified and deposited (postage and registration or certification fee prepaid) in a post office or branch post office regularly maintained by the United States.

     10. SUCCESSORS. This Agreement shall be binding upon and insure to the benefit of any successor or successors of the Company. Where the context permits, "Optionee" as used in this Agreement shall include any transferee, Optionee's executor, administrator or other legal representative or the person or persons to whom Optionee's rights pass by will or the applicable laws of descent and distribution.

     11. WITHHOLDING. Optionee agrees to make appropriate arrangements with the Company for satisfaction of any applicable federal, state or local income tax withholding requirements or social security requirements.

     12. APPLICABLE LAW. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of Montana.

     IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first written above.

                    Ribi ImmunoChem Research, Inc.
                    a Delaware corporation.


                    By  __________________________
                    Its Chief Executive Officer,
                    President & Chairman



                    ______________________________
                    Optionee
                    Address:

                    ______________________________
                    ______________________________
                    ______________________________

                                      Appendix B

                                        PROXY
                           RIBI IMMUNOCHEM RESEARCH, INC.
             Annual Meeting of Stockholders to be held on April 30, 1997
             This Proxy is Solicited on Behalf of the Board of Directors
     The undersigned hereby appoints Robert E. Ivy and Ronald H. Kullick as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of common stock of Ribi ImmunoChem Research, Inc., held of record by the undersigned on March 3, 1997, at the Annual Meeting of Stockholders to be held on April 30, 1997, or any adjournment thereof.
     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

1. ELECTION OF DIRECTORS
     [ ] FOR all nominees listed below
     (except as marked to the contrary)

     [ ] WITHHOLD AUTHORITY
     to vote for all nominees listed

Nominees: J. Cantrell, P. Gerhardt, P. Goddard, M. Greene, R. Ivy, T. McGowen,
          F. Tossberg

     (INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

     ---------------------------------------------------------------------------

2. PROPOSAL TO ADOPT THE 1996 Directors' Stock Option Plan
     [ ] FOR

     [ ] AGAINST

     [ ] ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
                   (Continued and to be SIGNED on the other side)

================================================================================

Please sign exactly as name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


                              Dated _________________________________, 1997

                              _____________________________________________
                                             Signature

                              ______________________________________________
                                             Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                     Appendix C

                           Ribi ImmunoChem Research, Inc.
                          List of Graphic Material Omitted
                                From Proxy Statement

                         (Annual Meeting on April 30, 1997)



Omitted Material                                  Description

1.  Stockholder Return Performance Graph          Described in table format on
                                                  page 10 of the Proxy Statement
                                                  under "Stockholder Return
                                                  Performance Presentation."